UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

_______________

EOG RESOURCES, INC.
 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
 (Address of principal executive offices) (Zip Code)

713-651-7000
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b),(c),(d),(e)          In connection with the retirement, as previously announced, of Mark G. Papa as Executive Chairman of the Board and as an employee of EOG Resources, Inc. (EOG) effective December 31, 2013, the Board of Directors (Board) of EOG, on December 11, 2013, appointed William R. Thomas as EOG's principal executive officer, effective December 11, 2013.  Also on December 11, 2013 and in connection with Mr. Papa's retirement effective at year-end, the Board appointed Mr. Thomas to the position of Chairman of the Board and Chief Executive Officer, effective January 1, 2014.

Mr. Thomas, 61, has served as EOG's President and Chief Executive Officer since July 2013 and, from September 2011 to July 2013, served as EOG's President.  Mr. Thomas also served as EOG's Senior Executive Vice President, Exploration from July 2011 to September 2011, and, from February 2011 to July 2011, served as EOG's Senior Executive Vice President, Exploitation. In addition, Mr. Thomas has previously served as the Executive Vice President and General Manager of EOG's Fort Worth, Texas office (from February 2007 to February 2011) and as the Senior Vice President and General Manager of EOG's Fort Worth, Texas office (from June 2004 to February 2007).

In connection with the appointment of Mr. Thomas, the Compensation Committee of the Board approved (i) a new annual base salary for Mr. Thomas of $900,000, effective January 1, 2014, and (ii) an increase in Mr. Thomas' bonus target (as a percentage of his base salary) from 100% to125%, effective beginning with his fiscal year 2014 compensation (in respect of his fiscal year 2014 performance).

Also on December 11, 2013, Janet F. Clark was appointed to the Board of EOG and to the Audit, Compensation, and Nominating and Governance Committees of the Board, in each case effective January 1, 2014.  Biographical information regarding Ms. Clark is included in the press release attached as Exhibit 99.1 to this filing.  As previously announced, Mr. Papa will continue to serve as an EOG director subsequent to his year-end retirement as Executive Chairman of the Board and as an employee of EOG.

Ms. Clark and Mr. Papa will receive the same quarterly cash retainer for their service as a director as EOG's other non-employee directors.  In addition,  Ms. Clark and Mr. Papa will receive grants of restricted stock units (RSUs) and stock-settled stock appreciation rights (SARs) under the EOG Resources, Inc. Amended and Restated 2008 Omnibus Equity Compensation Plan consistent with EOG's prior grants to its other non-employee directors.  The stock grants, which have been approved by the Compensation Committee of the Board and the Board, will be based on the closing price of EOG's common stock on the New York Stock Exchange on the January 6, 2014 grant date.  The grants of RSUs will "cliff" vest one year from the date of grant and will have standard termination provisions, and the grants of SARs may be settled upon exercise solely in shares of EOG's common stock, will have a term of seven years, will vest in 50% increments on each of the first and second anniversaries of the date of grant, and will have standard termination provisions.  The grants of RSUs and SARs to Ms. Clark and Mr. Papa (including the exercise price of the SARs) will be reported on a Form 4 to be filed by each of Ms. Clark and Mr. Papa within two business days after the January 6, 2014 grant date.

Item 7.01          Regulation FD Disclosure.

I.        Price Risk Management

With the objective of enhancing the certainty of future revenues, from time to time EOG Resources, Inc. (EOG) enters into New York Mercantile Exchange (NYMEX) related financial price swap, option, swaption, collar and basis swap contracts.  EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method.  In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions.  The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

II.        Crude Oil Derivative Contracts

Since filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, on November 6, 2013 (2013 Third Quarter Form 10-Q), EOG has entered into additional crude oil derivative contracts.  Presented below is a comprehensive summary of EOG's crude oil derivative contracts at December 11, 2013, with notional volumes expressed in barrels per day (Bbld) and prices expressed in dollars per barrel ($/Bbl).

Crude Oil Derivative Contracts
		Weighted
	Volume	Average Price
	(Bbld)	($/Bbl)
2013 (1)
January 2013 (closed)	101,000	$99.29
February 1, 2013 through April 30, 2013 (closed)	109,000	99.17
May 1, 2013 through June 30, 2013 (closed)	101,000	99.29
July 2013 (closed)	111,000	98.25
August 1, 2013 through November 30, 2013 (closed)	126,000	98.80
December 2013	126,000	98.80

2014 (2)
January 2014	131,000	$96.41
February 1, 2014 through March 31, 2014	146,000	96.46
April 1, 2014 through June 30, 2014	136,000	96.45
July 1, 2014 through December 31, 2014	58,000	95.18

(1)	EOG has entered into crude oil derivative contracts which give counterparties the option to extend certain current derivative contracts for an additional six-month period. Options covering a notional volume of 64,000 Bbld are exercisable on December 31, 2013. If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 64,000 Bbld at an average price of $99.58 per barrel for each month during the period January 1, 2014 through June 30, 2014.
(2)	EOG has entered into crude oil derivative contracts which give counterparties the option to extend certain current derivative contracts for additional six-month and nine-month periods. Options covering a notional volume of 10,000 Bbld are exercisable on or about March 31, 2014. If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 10,000 Bbld at an average price of $96.60 per barrel for each month during the period April 1, 2014 through December 31, 2014. Options covering a notional volume of 118,000 Bbld are exercisable on or about June 30, 2014. If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 118,000 Bbld at an average price of $96.64 per barrel for each month during the period July 1, 2014 through December 31, 2014. Options covering a notional volume of 63,000 Bbld are exercisable on or about December 31, 2014. If the counterparties exercise all such options, the notional volume of EOG's existing crude oil derivative contracts will increase by 63,000 Bbld at an average price of $95.20 per barrel for each month during the period January 1, 2015 through June 30, 2015.

III.        Natural Gas Derivative Contracts

Since filing its 2013 Third Quarter Form 10-Q, EOG has entered into additional natural gas derivative contracts.  Presented below is a comprehensive summary of EOG's natural gas derivative contracts at December 11, 2013, with notional volumes expressed in million British thermal units (MMBtu) per day (MMBtud) and prices expressed in dollars per MMBtu ($/MMBtu).

Natural Gas Derivative Contracts
	Volume (MMBtud)	Weighted Average Price ($/MMBtu)
2013
January 1, 2013 through April 30, 2013 (closed)	150,000	$4.79
May 1, 2013 through October 31, 2013 (closed)	200,000	4.72
November 1, 2013 through December 31, 2013 (closed)	150,000	4.79

2014 (1)
January 1, 2014 through December 31, 2014	195,000	$4.52

(1)	EOG has entered into natural gas derivative contracts which give counterparties the option of entering into derivative contracts at future dates. All such options are exercisable monthly up until the settlement date of each monthly contract. If the counterparties exercise all such options, the notional volume of EOG's existing natural gas derivative contracts will increase by 345,000 MMBtud at an average price of $4.64 per MMBtu for each month during the period January 1, 2014 through December 31, 2014.

IV.        Forward-Looking Statements

Information Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs, statements regarding future commodity prices and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements.  EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," "goal," "may," "will," "should" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements.  In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production, generate income or cash flows or pay dividends are forward-looking statements.  Forward-looking statements are not guarantees of performance.  Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct.  Moreover, EOG's forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG's control.  Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

•	the timing and extent of changes in prices for, and demand for, crude oil and condensate, NGLs, natural gas and related commodities;
•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;
•	the extent to which EOG can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing;
•	the extent to which EOG is successful in its efforts to economically develop its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future crude oil and natural gas exploration and development projects, given the risks and uncertainties and capital expenditure requirements inherent in drilling, completing and operating crude oil and natural gas wells and the potential for interruptions of development and production, whether involuntary or intentional as a result of market or other conditions;
•	the extent to which EOG is successful in its efforts to market its crude oil, natural gas and related commodity production;
•	the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;
•	the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way, and EOG's ability to retain mineral licenses and leases;
•	the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities;
•	EOG's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;
•	the extent to which EOG's third-party-operated crude oil and natural gas properties are operated successfully and economically;
•	competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;
•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•	weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation of production, gathering, processing, compression and transportation facilities;
•	the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;
•	EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;
•	the extent and effect of any hedging activities engaged in by EOG;
•	the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;
•	political conditions and developments around the world (such as political instability and armed conflict), including in the areas in which EOG operates;
•	the use of competing energy sources and the development of alternative energy sources;
•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage;
•	acts of war and terrorism and responses to these acts;
•	physical, electronic and cyber security breaches; and
•	the other factors described under ITEM 1A, Risk Factors, on pages 16 through 23 of EOG's Annual Report on Form 10-K for the year ended December 31, 2012.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the extent of their impact on our actual results.  Accordingly, you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)            Exhibits

99.1            Press Release of EOG Resources, Inc. dated December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: December 11, 2013	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.                                                    Description

99.1	Press Release of EOG Resources, Inc. dated December 11, 2013.